Hello & Welcome

We are **Globalscape**,
Leader in Managed File Transfer

Americas Growth Capital 2014

James L. Bindseil, President & CEO
GlobalSCAPE, Inc.
February 24, 2014

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Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2012 calendar year, as filed with the Securities Exchange Commission on March 28, 2013.

Agenda

- Globalscape at a Glance
- What We Do
- Who are our Clients?
- Strategy
- Our Financial Position

Our Beliefs

Vision

"Market leader in worldwide consumer and enterprise secure information exchange

Mission

"Deliver highly valued information solutions, software, and services

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Company Overview

- We provide secure information exchange solutions to enterprise customers and consumers
- Headquartered in San Antonio, Texas, with 105 full-time employees plus additional subcontractors
- Founded 1996; publicly traded on NYSE Amex under ticker symbol 'GSB'

Business Highlights

- Provide license software and cloud-based subscription services for enterprises and consumers
- Deliver consulting and professional engineering services to support license and cloud sales
- Globalscape has over 10,000 enterprise customers in over 150 countries; 2M licenses issued for CuteFTP®
- Recognized as leader and innovator in the Information Security and Managed File Transfer Sectors with Enterprise File Transfer™ (EFT) Standard and Enterprise Editions
- Consistent year-over-year revenue growth for 10 out of the last 11 years
- 92% maintenance and support renewals indicating high customer satisfaction in 2013
- 4 products launches in last 12 months with additional anticipated over next 6 months

Globally Trusted

Around the World

- Implemented by 95 of Fortune 100 Companies across most verticals
- Deployed by U.S. Army for worldwide logistics operations
- Solution certifications include FIPS 140-2, U.S. Army Certificate of Networthiness, and Drummond AS/2
- Global name recognition of CuteFTP® consumer solution
- Leader in Gartner's Magic Quadrant for Managed File Transfer and Champion in InfoTech MFT with the Enterprise File Transfer (EFT) Solution Suite
- Recognized as a top workplace by Computerworld, Texas Monthly, San Antonio Business Journal, and San Antonio Express-News


Headquarters
San Antonio, Texas

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What We Do


Scalability
Easy to do business with
Compliance / Security
Transfer
Play
Universal Consumption
Access
Secure Information Exchange
Sync
Interfaces / API's / Integration
Management / Governance
Monitor
Share
Mobility
Visibility

Core Strengths

- Simplicity and Stability
- Global Industry Leadership
- Agility and Responsiveness
- Control and Visibility
- Highest Data Security

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Who Are **Our Clients?**

- Financial Sector
- Government
- Healthcare
- Heavily-Regulated Industries

Our Clients

Our wide variety of satisfied customers. We are trusted by Fortune 100 Companies and the U.S. Army.

What Others Say About Us

Ash Patel

CTO, Aon's Human Capital Division

"Now we have a single EFT Enterprise handling all of that workload [replacing 10 servers]. The EFT Enterprise wizard interface makes it really simple and fast to implement. Setting up a new automated process can now happen in less than a day, instead of weeks."

James Hayes

SVP of Network Operations, Renasant Bank

"The old way of processing checks cost us .02 cents per check. Multiply that by 60,000 per day and you can see why we needed a new way of doing business. Using EFT to transfer our check images saves us over $250,000 per year!"


ENBRIDGE

Louie Polsinelli

Sr. IT Risk Management Analyst, Enbridge

"Once we showed people how Mail Express worked within Outlook, we had people lining up to pilot it. Engineering teams want the ability to transfer large CAD Files, while people in legal and HR want the extra security for transferring confidential information."

SWBC Testimonial

Our Strategy


North American Channel
Innovate
Demand
Generation

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Stay Connected

Mobile Transfer Client ™

When used with the enterprise-class managed file transfer (MFT) platform, Enhanced File Transfer™ (EFT™), Globalscape's Mobile Transfer Client (MTC™) app gives the organization's employees the access to corporate data they need from their mobile devices, while keeping the data safe and secure within the organizational boundaries.

Formally Announced Today!

- Pending app store approvals


globalscape
MOBILE
TRANSFER CLIENT

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Market Performance

Selected Financial Data	
Ticker Symbol	GSB - NYSE
52 Week Range	1.32-3.90
Fiscal Year End	31-Dec
Outstanding Shares	19,591

	February 15, 2014
Shares Outstanding	19,591
Closing Price	$2.42
Equity Value	$47,410
Notes Payable	$4,386
Less Cash and Investments:	$12,577
Enterprise Value	$39,219
FY13 EBITDA	$5,173

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Steady Revenue Growth



Revenue (000's)
25,000
20,000
15,000
10,000
5,000
-
2005
2006
2007
2008
2009
2010
2011
2012
2013

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Cash on Hand vs Total Debt


$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012*
2013*
Cash
Debt

* 2012 and 2013 also include $0.07 and $0.05 (respectively) infrequent dividend payments

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Debt vs Equity Ratio



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Debt
Equity

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Statement of Operations

	2013	2012
Revenue	$24,339	$23,372
Cost of Revenues	($1,011)	($1,296)
Operating Expenses	($20,438)	($24,766)
Operating Income	$3,901	($1,394)
Other Income (expense)	($165)	($189)
Income before Income Taxes	$3,736	($1,583)
Net Income (loss)	$3,840	($1,800)
Earnings per share - Basic	0.21	(0.10)
Earnings per share - Diluted	0.20	(0.10)

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Calculation of EBITDA

	2013	2012
Net Income	$3,840	($1,800)
Depreciation and Amortization	$734	$1,130
Share-based compensation Expense	$666	$915
Interest and other	$165	$189
Income Taxes	($104)	$217
Intangible and Earnout Impairment	($128)	$1,961
EBITDA	$5,173	$2,612

Condensed Balance Sheet

	2013	2012
Assets		
Cash and Cash Equivalents	$9,455	$8,079
Accounts Receivable	$3,765	$3,350
All other Current Assets	$646	$603
	$13,866	$12,032
Long-term Assets	$19,226	$21,556
Total Assets	$33,092	$33,588
Liabilities and Stockholder's Equity		
Total Current Liabilities	$12,042	$11,959
Total Long-Term Liabilities	$4,757	$9,625
Total Liabilities	$16,799	$21,584
Total Stockholder's Equity	$16,293	$12,004
Total Liabilities and Stockholder's Equity	$33,092	$33,588

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Any Questions?

Why Globalscape?



Globalscape designs and delivers both SMB and Enterprise file transfer software and services trusted by the U.S. Army, Fortune 100 companies, and businesses around the world. Our secure FTP product solutions give enterprises and organizations of all sizes better control and visibility of data, simplifying the flow of information across multiple technology platforms and locations worldwide.

James Bindseil President and CEO

Contact Us


4500 Lockhill-Selma,
Suite 150
San Antonio, Texas 78249
ir1@globalscape.com
210.308.8267